                                                                     EXHIBIT 3.3


                             AMENDED AND RESTATED
                             --------------------
                              CORPORATE BYLAWS OF
                              -------------------
                        CONCENTRIC NETWORK CORPORATION
                        ------------------------------

                            a Delaware corporation


                                   ARTICLE I

                            MEETING OF STOCKHOLDERS
                            -----------------------

     Section 1.     Annual Meeting.  The annual stockholder meeting of this
                    --------------
corporation will be held on the 1st day of September of each year or at such other time and place as designated by the Board of Directors of the corporation, provided that if said day falls on a Sunday or legal holiday, then the meeting will be held on the first business day thereafter. Business transacted at said meeting will include the election of directors of the corporation.

     Section 2.     Special Meetings.  Special meetings of the stockholders will
                    ----------------
be held when directed by the President, Board of Directors or the holders of not less than 10 percent of all the shares entitled to be cast on any issue proposed to be considered at the proposed special meeting; provided that said persons sign, date and deliver to the corporation one or more written demands for the meeting describing the purpose(s) for which it is to be held. A meeting requested by stockholders of the corporation will be called for a date not less than 10 nor more than 60 days after the request is made, unless the stockholders requesting the meeting designate a later date. The call for the meeting will be issued by the Secretary, unless the President, Board of Directors or stockholders requesting the meeting designate another person to do so. Special meetings of the holders of Series A Preferred Stock may be called by the holders of a majority of the shares of Series A Preferred Stock.

     Section 3.     Place.  Meetings of stockholders will be held at the
                    -----
principal place of business of the corporation or at such other place as is designated by the Board of Directors.

     Section 4.     Record Date and List of Stockholders.  The Board of
                    ------------------------------------
Directors of the corporation shall fix the record date; however, in no event may a record date fixed by the Board of Directors be a date prior to the date on which the resolution fixing the record date is adopted.

     After fixing a record date for a meeting, the Secretary shall prepare an alphabetical list of the names of all the corporation's stockholders who are entitled to notice of a stockholders' meeting, arranged by voting group with the address of and the number and class and series, if any, of shares held by each. Said list shall be available for inspection in accordance with the General Corporation Law of Delaware.

     Section 5.     Notice.  Written notice stating the place, day and hour of
                    ------
the meeting, and the purpose(s) for which said special meeting is called, will be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the President, the Secretary or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be effective when deposited in the United States mail and addressed to the stockholder at the stockholder's address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     The corporation shall notify each stockholder entitled to a vote at the meeting of the date, time and place of each annual and special stockholders' meeting no fewer than 10 or more than 60 days before the meeting date. Notice of a special meeting shall describe the purpose(s) for which the meeting is called. A stockholder may waive any notice required hereunder either before or after the date and time stated in the notice; however, the waiver must be in writing, signed by the stockholder entitled to the notice and be delivered to the corporation for inclusion in the minutes or filing in the corporate records. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 6.     Notice of Adjourned Meeting.  When a meeting is adjourned to
                    ---------------------------
another time or place, it will not be necessary to give any notice of the adjourned meeting, provided that the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At such an adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is made or is required, then, a notice of the adjourned meeting will be given on the new record date as provided in this Article to each stockholder of record entitled to notice of such meeting.

     Section 7.     Stockholder Quorum and Voting.  Except as otherwise required
                    -----------------------------
by law, by the Certificate of Incorporation or by these Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum, at a meeting of stockholders.

     If a quorum, as herein defined, is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter thereof will be the act of the stockholders unless otherwise provided by law.

     Section 8.     Proxies.  A stockholder may vote either in person or by
                    -------
proxy, provided that any and all proxies are executed in writing by the stockholder or the stockholder's duly authorized attorney-in-fact. No proxy will be valid after the duration of 11 months from the date thereof unless otherwise provided in the proxy.

     Section 9.     Action by Stockholders Without a Meeting.  Any action
                    ----------------------------------------
required or permitted by law, these Bylaws, or the Certificate of Incorporation of this corporation to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, provided that the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted, as provided by law. The

                                      -2-
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foregoing action(s) shall be evidenced by written consents describing the action taken, dated and signed by approving stockholders having the requisite number of votes of each voting group entitled to vote thereon and delivered to the corporation in accordance with the General Corporation Law of Delaware. Within
10 days after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing or who are not entitled to vote. Said notice shall fairly summarize the material features of the authorized action, and if the action requires the providing of dissenters' rights, said notice shall comply with the disclosure requirements pertaining to dissenters' rights of the General Corporation Law of Delaware.


                                  ARTICLE II

                                   DIRECTORS
                                   ---------

     Section 1.     Function.  All corporate powers, business, and affairs will
                    --------
be exercised, managed and directed under the authority of the Board of Directors.

     Section 2.     Qualification.  Directors must be natural persons 18 years
                    -------------
of age or older but need not be residents of Delaware and need not be stockholders of this corporation.

     Section 3.     Compensation.  The Board of Directors will have authority to
                    ------------
fix the compensation for directors of this corporation.

     Section 4.     Presumption of Assent.  A director of the corporation who is
                    ---------------------
present at a meeting of the Board of Directors at which action on any corporate matter is taken will be presumed to have assented to the action taken unless such director votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

     Section 5.     Number.  This corporation will have eight directors and
                    ------
shall include the Series A, Series B and Series D Directors as provided for in the Certificate of Incorporation. The size of the Board shall not be reduced below the number necessary to ensure that the holders of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock may exercise their rights to Board representation as set forth in Section 3.3 of Article Fourth of the Amended and Restated Certificate of Incorporation.

     Section 6.     Election and Term.  Each person named in the Certificate of
                    -----------------
Incorporation as a member of the initial Board of Directors will hold office until said directors will have been qualified and elected at the first annual meeting of stockholders, or until said director's earlier resignation, removal from office or death.

     At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders will elect directors to hold office until the next annual meeting. Each director will hold office for a term for which said director is elected until said director's successor will have been

                                      -3-
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qualified and elected, said director's prior resignation, said director's removal from office or said director's death.

     Section 7.     Vacancies.  Except as set forth in the Certificate of
                    ---------
Incorporation, any vacancy occurring in the Board of Directors will be filled by the affirmative vote of a majority of the stockholders or of the remaining directors even though less than a quorum of the Board of Directors. A director elected to fill a vacancy will hold office only until the next election of directors by the stockholders.

     Section 8.     Removal and Resignation of Directors.  Except as set forth
                    ------------------------------------
in the Certificate of Incorporation, at a meeting of stockholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

     A director may resign at any time by delivering written notice to the Board of Directors or its chairman or to the corporation by and through one of its officers. Such a resignation is effective when the notice is delivered unless a later effective date is specified in said notice.

     Section 9.     Quorum and Voting.  A majority of the number of directors
                    -----------------
fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present will be the act of the Board of Directors.

     Section 10.    Executive and Other Committees.  The Board of Directors, by
                    ------------------------------
resolution adopted by a majority of the full Board of Directors, may designate from among the Board's members an executive committee and/or other committee(s) that will have and may exercise all the authority of the Board of Directors to the extent provided in such resolution, except as is provided by law. Each committee must have at least two members, who serve at the pleasure of the Board of Directors. The Board may, by resolution adopted by a majority of the full Board of Directors, designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee. The Board shall maintain a compensation committee consisting of at least two board members, which committee shall execute all of the authority of the Board of Directors to determine compensation of employees and the issuance of stock options and other stock-related awards and be the Stock Option Committee for purposes of administration of the Corporation's various stock plans.

     Section 11.    Place of Meeting.  Special or regular meetings of the Board
                    ----------------
of Directors will be held within or without the State of Delaware.

     Section 12.    Notice, Time and Call of Meetings.  Regular meetings of the
                    ---------------------------------
Board of Directors will be held without notice on such dates as are designated by the Board of Directors. Written notice of the time and place of special meetings of the Board of Directors will be given to each director by either personal delivery, facsimile, overnight delivery, telegram or cablegram at least 7 days before the meeting or by notice mailed to the director at least 10 days before the meeting; provided, however, that in the event the Series A Directors
                    --------  -------
waive this notice requirement, then a

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special meeting of the Board of Directors may be called on at least 2 days'
notice or 5 days' notice, as the case may be, to each director.

     Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting will constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     Neither the business to be transacted nor the purpose of regular or special meetings of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting will be given to the directors who were not present at the time of the adjournment.

     Meetings of the Board of Directors may be called by the Chairman of the Board, the President of the corporation or any two directors.

     Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     Section 13.    Action Without a Meeting.  Any action required to be taken
                    ------------------------
at a meeting of the Board of Directors or any action that may be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action to be so taken, signed by all the directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent will have the same effect as a unanimous vote.


                                  ARTICLE III

                                   OFFICERS
                                   --------

     Section 1.     Officers.  The officers of this corporation will consist of
                    --------
a president, a vice president, a secretary and a treasurer, each of whom will be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two or more offices may be held by the same person.

     Section 2.     Duties.  The officers of this corporation will have the
                    ------
following duties:

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

     The President will be the chief executive officer of the corporation, who generally and actively manages the business and affairs of the corporation subject to the directions of the Board of Directors. Said officer will preside at all meetings of the stockholders and Board of Directors.

     The Vice President will, in the event of the absence or inability of the President to exercise his or her office, become acting president of the organization with all the rights, privileges and powers as if said person had been duly elected president.

     The Secretary will have custody of and maintain all of the corporate records except the financial records. Furthermore, said person will record the minutes of all meetings of the stockholders and Board of Directors, send all notices of meetings and perform such other duties as may be prescribed by the Board of Directors or the President. Furthermore, said officer shall be responsible for authenticating records of the corporation.

     The Treasurer shall retain custody of all corporate funds and financial records, maintain full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of stockholders and whenever else required by the Board of Directors or the President, and perform such other duties as may be prescribed by the Board of Directors or the President.

     Section 3.     Removal and Resignation of Officers.  An officer or agent
                    -----------------------------------
elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in the Board's judgment the best interests of the corporation will be served thereby.

     Any officer may resign at any time by delivering notice to the corporation. Said resignation is effective upon delivery unless the notice specifies a later effective date.

     Any vacancy in any office may be filled by the  Board of Directors.


                                  ARTICLE IV

                              STOCK CERTIFICATES
                              ------------------

     Section 1.     Issuance.  Every holder of share(s) in this corporation will
                    --------
be entitled to have a certificate representing all share(s) to which he or she is holder. No certificate representing share(s) will be issued until such share(s) is/are fully paid.

     Section 2.     Form.  Certificates representing share(s) in this
                    ----
corporation will be signed by the President or Vice President and the Secretary or an Assistant Secretary and will be sealed with the seal of this corporation.

     Section 3.     Transfer of Stock.  The corporation will register a stock
                    -----------------
certificate presented for transfer if the certificate is properly endorsed by the holder of record or by his or her duly authorized agent.

     Section 4.     Lost, Stolen or Destroyed Certificates.  If a stockholder
                    --------------------------------------
claims that a stock certificate representing shares issued and recorded by the corporation has been lost or destroyed, a new certificate will be issued to said stockholder, provided that said stockholder presents an affidavit claiming the certificate of stock to be lost, stolen or destroyed. At the discretion of the Board of Directors, said stockholder may be required to deposit a bond or other indemnity in such amount and with such sureties, if any, as the board may require.


                                   ARTICLE V

                               BOOK AND RECORDS
                               ----------------

     Section 1.     Books and Records.  The corporation shall keep as permanent
                    -----------------
records minutes of all meetings of its stockholders and Board of Directors, a record of all action taken by the stockholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation. Furthermore, the corporation shall maintain accurate accounting records. Furthermore, the corporation shall maintain the following:

          (i) a record of its stockholders in a form that permits preparation of a list of the names and addresses of all stockholders in alphabetical order by class of shares showing the number and series of shares held by each;

         (ii) the corporation's Certificate or Restated Certificate of Incorporation and all amendments thereto currently in effect;

        (iii) the corporation's Bylaws or Restated Bylaws and all amendments thereto currently in effect:

         (iv) resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations if shares issued pursuant to those resolutions are outstanding;

          (v) the minutes of all stockholders' meetings and records of all actions taken by stockholders without a meeting for the past 3 years:

         (vi) written communications to all stockholders generally or all stockholders of a class or series within the past 3 years, including the financial statements furnished for the past 3 years to stockholders as may be required under the General Corporation Law of Delaware;

        (vii) a list of the names and business street addresses of the corporation's current directors and officers; and

        (viii) a copy of the corporation's most recent annual report delivered to the Department of State.

     Any books, records and minutes may be in written form or in any other form capable of being converted into written form.

     Section 2.     Stockholders' Inspection Rights.  A stockholder of the
                    -------------------------------
corporation (including a beneficial owner whose shares are held in a voting trust or a nominee on behalf of a beneficial owner) may inspect and copy, during regular business hours at the corporation's principal office, any of the corporate records required to be kept pursuant to Section 1 of this Article of these Bylaws, if said stockholder gives the corporation written notice of such demand at least 5 business days before the date on which the stockholder wishes to inspect and copy. The foregoing right of inspection is subject, however, to such other restrictions as are applicable under the General Corporation Law of Delaware, including, but not limited to, the inspection of certain records being permitted only if the demand for inspection is made in good faith and for a proper purpose (as well as the stockholder describing with reasonable particularity the purpose and records desired to be inspected and such records are directly connected with the purpose).

     Section 3.     Financial Information.  Unless modified by resolution of the
                    ---------------------
stockholders within 120 days of the close of each fiscal year, the corporation shall furnish the stockholders annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flow for that year. If financial statements are prepared on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis. If the annual financial statements are reported on by a public accountant, said accountant's report shall accompany said statements. If said annual financial statements are not reported on by a public accountant, then the statements shall be accompanied by a statement of the president or the person responsible for the corporation's accounting records (a) stating his or her reasonable belief as to whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and (b) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year. The annual financial statements shall be mailed to each stockholder of the corporation within 120 days after the close of each fiscal year or within such additional time as is reasonably necessary to enable the corporation to prepare same, if, for reasons beyond the corporation's control, said annual financial statements cannot be prepared within the prescribed period.

     Section 4.  Other Reports to Stockholders.  The corporation shall report
                 -----------------------------
any indemnification or advanced expenses to any director, officer, employee, or agent (for indemnification relating to litigation or threatened litigation) in writing to the stockholders with or before the notice of the next stockholders meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

     Additionally, if the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the stockholders the number of shares authorized or issued and the consideration received by the corporation, with or before the notice of the next stockholders meeting.


                                  ARTICLE VI

                                   DIVIDENDS
                                   ---------

     The Board of Directors of this corporation may from time to time declare dividends on the corporation's shares in cash, property or its own shares, except when the corporation is insolvent or when the payment thereof would render the corporation insolvent, subject to the General Corporation Law of Delaware.


                                  ARTICLE VII

                                CORPORATE SEAL
                                --------------

     The Board of Directors will provide a corporate seal, which will be in circular form embossing in nature and stating "Corporate Seal," "Delaware," year of incorporation and name of said corporation.


                                 ARTICLE VIII

                                   AMENDMENT
                                   ---------

     These Bylaws may be altered, amended or repealed, and altered, amended or new Bylaws may be adopted by a majority vote of the full Board of Directors, except that Article II, Section 5 of these Bylaws may not be altered, amended or repealed, except by a unanimous vote of the full Board of Directors.


                                  ARTICLE IX

                        CORPORATE INDEMNIFICATION PLAN
                        ------------------------------

     Section 1.  Indemnification.  The corporation shall indemnify and advance
                 ---------------
expenses to, and may purchase and maintain insurance on behalf of, its officers and directors to the fullest extent permitted by law.

     Without in any manner or way whatsoever restricting the right or power of the corporation to indemnify persons in any proper case even though not specifically provided herein:

          (1) The corporation shall indemnify and hold harmless any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by, or in the right of, the corporation) by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including employee benefit plans) (hereinafter an "indemnitee"), to the fullest extent authorized by the General Corporation Law of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than permitted prior thereto), against any liability, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnitee in connection with such action, suit or proceeding, including any appeal thereof, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of the proceeding, whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe such conduct was unlawful.

          (2) The corporation shall indemnify and hold harmless any person who was or is party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including employee benefit plans), to the fullest extent authorized by the General Corporation Law of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than permitted prior thereto), against any liability, expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such suit or action was brought shall determine, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     Section 2.     Expenses.  Expenses incurred in defending a civil or
                    --------
criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding by the Board of Directors upon receipt of an undertaking by or on behalf of the directors, officer, employee or agent to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation.

     Section 3.     Non-Exclusivity.  The rights accruing to any person under
                    ---------------
the provisions of this Article IX shall be in addition to and shall not exclude any other right that any person may have or hereafter acquire under any statute, the Certificate of Incorporation, a bylaw of the corporation, agreement, vote of stockholders or disinterested Directors or otherwise, nor shall anything herein contained restrict the right of the corporation to indemnify or reimburse such person in any proper case even though not specifically herein provided for.

     Section 4.     Binding Effect.  The indemnification and advancement of
                    --------------
expenses provided by this article shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     Section 5.     Insurance.  The officers of the corporation are authorized,
                    ---------
in their discretion and at the cost and expense of the corporation, to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or on behalf of any other person to whom the corporation might lawfully pay compensation, against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                      OF

                        CONCENTRIC NETWORK CORPORATION




     The undersigned hereby certifies that he is the duly elected, qualified, and Secretary of Concentric Network Corporation and that the foregoing Bylaws, comprising eleven (11) pages, were adopted as the Amended and Restated Bylaws of the corporation on June 6, 1997, by the Board of Directors and by the stockholders of the corporation on ____________, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this ______ day of _______________ 1997.


                              _______________________________
                              Peter Bergeron, Secretary